------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 27, 2004


          CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2004, providing for the issuance of the Alternative Loan Trust 2004-13CB, Mortgage Pass-Through Certificates, Series 2004-13CB).


                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


         Delaware                  333-110343                   87-0698307
         --------                  ----------                   ----------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
    of Incorporation)             File Number)              Identification No.)



        4500 Park Granada
        Calabasas, California                      91302
        -------------------------                  ----------
        (Address of Principal                      (Zip Code)
         Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   ----- --------

         -----------------------------------------------------------------

Item 5.  Other Events.
         ------------

         On May 27, 2004, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-13CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1. The Pooling and Servicing Agreement, dated as of May 1, 2004, by and among the Company, Sellers, Master Servicer and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CWALT, INC.


                                      By: /s/ Darren Bigby
                                         ------------------------
                                         Darren Bigby
                                         Vice President



Dated:  June 23, 2004

                                 Exhibit Index
                                 -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1.       Pooling and Servicing Agreement, dated as of May 1, 2004,
            by and among, the Company, Sellers, Master Servicer and
            the Trustee.                                                  6